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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

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                                                                            JURISDICTION OF
                    NAME                                PARENT               INCORPORATION
--------------------------------------------  ---------------------------  ------------------
Informix Software, Inc.                       Informix Corporation                   Delaware
Informix International, Inc.                  Informix Software, Inc.                Delaware
Informix Credit Company                       Informix Software, Inc.                Delaware
Stanford Technology Group, Inc.               Informix Corporation                 California
Informix Software Argentina, S.A.             Informix International,               Argentina
                                               Inc.
Informix Software GmbH                        Informix International,                 Austria
                                               Inc.
Informix Software Pty. Ltd.                   Informix International,               Australia
                                               Inc.
Informix Software NV                          Informix International,                 Belgium
                                               Inc.
Informix do Brasil Comercio e Servicios       Informix International,                  Brazil
Ltda.                                          Inc.
Informix Software (Canada), Inc.              Informix International,                  Canada
                                               Inc.
Informix Software de Chile, S.A.              Informix International,                   Chile
                                               Inc.
Informix Software sro                         Informix International,          Czech Republic
                                               Inc.
Informix Software A/S                         Informix International,                 Denmark
                                               Inc.
Informix Software Ltd.                        Informix International,                 England
                                               Inc.
Innovative Software Ltd.                      Informix Software Ltd.                  England
Informix Software SARL                        Informix International,                  France
                                               Inc.
Informix Software GmbH                        Informix International,                 Germany
                                               Inc.
Informix GmbH                                 Informix Software GmbH                  Germany
Gamhausen & Partners, GmbH                    Informix International,                 Germany
                                               Inc.
Informix Software (Hong Kong) Ltd.            Informix International,               Hong Kong
                                               Inc.
Informix Holdings Company                     Informix Software Ireland               Ireland
                                               Limited
Informix Software Ireland Limited             Informix International,                 Ireland
                                               Inc.
Informix Software SpA                         Informix International,                   Italy
                                               Inc.
Informix ASCII Kabushiki Kaisha               Informix Holdings Company                 Japan
Informix Software Kabushiki Kaisha            Informix International,                   Japan
                                               Inc.
Informix Daou Korea, Inc.                     Informix Holdings Company                 Korea
Informix Software (Korea) Ltd.                Informix International,                   Korea
                                               Inc.
Informix Sdn Bhd                              Informix International,                Malaysia
                                               Inc.
Informix Software de Mexico S.A. de C.V.      Informix International,                  Mexico
                                               Inc.
Informix Software B.V.                        Informix International,             Netherlands
                                               Inc.
Informix Software Limited                     Informix International,             New Zealand
                                               Inc.
Informix Software AS                          Informix International,                  Norway
                                               Inc.
Informix Software Spolka z.o.o.               Informix International,                  Poland
                                               Inc.
Informix Software Limited Liability Company   Informix International,                  Russia
                                               Inc.
Informix Software Asia-Pacific Pte. Ltd.      Informix International,               Singapore
                                               Inc.
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                                                                            JURISDICTION OF
                    NAME                                PARENT               INCORPORATION
--------------------------------------------  ---------------------------  ------------------
Informix Software, spol. s.r.o.               Informix Software GmbH                 Slovakia
I.N.I.X. South Africa (Pty.) Limited          Informix International,            South Africa
                                               Inc.
Informix Software Iberica, S.A.               Informix International,                   Spain
                                               Inc.
Informix Software Scandinavia AB              Informix International,                  Sweden
                                               Inc.
Informix Software AG                          Informix International,             Switzerland
                                               Inc.
Informix Software (Taiwan) Inc.               Informix International,                  Taiwan
                                               Inc.
Informix Software (Thailand) Limited          Informix International,                Thailand
                                               Inc.
Informix Software, V.I., Inc.                 Informix International,          Virgin Islands
                                               Inc.
Informix Software de Venezuela, S.A.          Informix International,               Venezuela
                                               Inc.
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